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                                                                   EXHIBIT 23A

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the registrant's previously filed Registration Statements on Form S-3 (Registration Nos. 2-88719, 33-2818, 33-11524, 33-19812, 33-26758, 33-33279, 33-38754, 33-45355, 33-57756,
333-953, and 333-63547).




Cleveland, Ohio,                                            Arthur Andersen LLP
March 30, 2001.